UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to 240.14a-12

PERNIX THERAPEUTICS HOLDINGS, INC.
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 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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PERNIX THERAPEUTICS HOLDINGS, INC.
10 North Park Place, Suite 201
Morristown, New Jersey 07960

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SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 15, 2017

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This supplement to proxy statement (the "Supplement") amends and supplements the definitive proxy statement, dated September 27, 2017 (the "Proxy Statement"), filed by Pernix Therapeutics Holdings, Inc. (the "Company") with the Securities and Exchange Commission on September 27, 2017. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, you should rely on the information in this Supplement.

Appointment of Proxy Solicitor

After the filing of the Proxy Statement, the Company engaged Saratoga Proxy Consulting, LLC ("Saratoga") on November 2, 2017 to assist the Company in soliciting proxies related to the proposals set forth in the Proxy Statement and to be voted upon at the Company's annual meeting of stockholders (the "Annual Meeting") to be held on November 15, 2017 at 9:30 a.m. at the Hyatt Morristown, which is located at Headquarters Plaza, 3 Speedwell Avenue, Morristown, New Jersey 07960, and at any adjournments or postponements thereof. Saratoga may solicit proxies personally, electronically, by mail or by telephone. The Company has agreed to pay Saratoga a fee of $10,000 plus an advance of $5,000 for any disbursements incurred.

Lead Independent Director

On November 2, 2017, the Company's Board of Directors committed to appointing a lead independent director within three months after the date of the Annual Meeting.

This Supplement is dated November 7, 2017.